Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Asset Backed Securities Corp. (the “Company”) and Upstart Network, Inc. (“Upstart” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Upstart Securitization Trust 2020-1, Asset-Backed Notes.

Upstart is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 15, 2020, representatives of the Company, on behalf of Upstart, provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on January 3, 2020, with respect to 28,085 unsecured consumer loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Initial Statistical Loan File (the “Initial Sample Loans”)

Further, on January 27, 2020, representatives of the Company, on behalf of Upstart, provided us with an additional computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on January 3, 2020, with respect to 39,713 unsecured consumer loans including 146 of the 250 Initial Sample Loans (the “Subsequent Statistical Loan File”). At the Company’s instruction, we randomly selected 104 unsecured consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans”).

The Initial Sample Loans and the Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File for the Initial Sample Loans or Subsequent Statistical Loan File for the Subsequent Samples and indicated below.

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Characteristics

1.       Loan number (for informational purpose only)

2.       Origination date

3.       Payment amount

4.       Maturity date

5.       Original principal balance

6.       Original loan term

7.       Interest rate

8.       Annual percentage rate (APR)

9.       State of residence (at approval)

10.    Annual borrower income (at approval)

11.    Current principal balance

12.    Current loan status

13.    Monthly borrower debt (at approval)

14.    Original FICO score

15.    Loan grade

16.    Debt to income ratio

17.   Remaining term (months)

We compared Characteristic 2. to the corresponding information set forth on or derived from the related “Amortization Schedule;” Characteristics 3. through 7. to the “Promissory Note;” Characteristic 8. to the “Truth in Lending Disclosure;” Characteristics 9. through 12. to Upstart’s servicing system (the “Servicing System”); Characteristics 13. and 14. to the “Credit Report” and Characteristic 15. to queries, provided by Upstart, from Upstart’s origination system, on (i) January 21, 2020 for the Initial Sample Loans and (ii) January 27, 2020 for the Subsequent Sample Loans (collectively, the “Loan Grade Query”).

We compared Characteristic 16. to the product of (A) the quotient of (i) the monthly borrower debt (as set forth on the Credit Report) and (ii) the quotient of (a) the annual borrower income (at approval) (as set forth on the Servicing System) and (b) 12 and (B) 100.

We compared Characteristic 17. to the number of months from but not including (i) January 3, 2020 through (ii) the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of one day are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the nearest dollar; and

•	with respect to our comparison of Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of Upstart and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 3, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 3, 2020

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in annual borrower income.
2	One difference in debt to income ratio.

The information above reflects the procedures performed and are subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 3, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Initial Statistical Loan File	Characteristic set forth on the Loan Documents

1	FW501625	Annual borrower income	$150,000.00	$140,022.00
2	FW501625	Debt to income ratio	8.24%	8.83%

The information above reflects the procedures performed and are subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.